NASDAQ: NDRAU

ENDRA LIFE SCIENCES

Investor Presentation

# Bringing New Capabilities To Ultrasound

June 1, 2017

# Safe Harbor

NASDAQ: NDRAU

Certain statements made in this presentation contain forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the timing of our clinical trials, our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. Forward-looking statements give our current expectations or forecasts of future events. You can find many (but not all) of these statements by looking for words such as "approximates," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "intends," "plans," "would," "should," "could," "may" or other similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Actual results may differ materially from those discussed as a result of various factors, including, but not limited to: our limited operating history and our ability to achieve profitability; our potential inability to develop commercially feasible applications; our need to secure required regulatory approvals from governmental authorities in the European Union, United States and other jurisdictions; our dependence on third parties to design, manufacture, obtain required regulatory approvals, market and distribute our TAEUS™ applications; our ability to commercialize any of our TAEUS™ applications and the pricing of any such applications; our ability to protect our intellectual property and the risk we may infringe on the intellectual property of others; and our ability to obtain adequate financing in the future. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date hereof and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise. We anticipate that subsequent events and developments will cause our views to change.

In this presentation, we refer to information regarding potential markets for products and other industry data. We believe that all such information has been obtained from reliable sources that are customarily relied upon by companies in our industry. However, we have not independently verified any such information.

# ENDRA at a Glance

IPO closed May 12, 2017, with overallotment option fully exercised on May 22, 2017

**NASDAQ: NDRAU**

| Key Statistics (as of May 31, 2017) | |
|---|---|
| Symbol (NASDAQ): Common + Warrant (60 days) | NDRAU[1] |
| Symbol (NASDAQ): Common (after 60 days) | NDRA |
| Shares Outstanding | 3.9M |
| Unit Price | $5.00 |
| Market Capitalization | $19.5M |
| Net Proceeds from IPO[2] | $8.6M |
| Management / Director Ownership | 14.8% |



Depiction of TAEUS accessory next to ultrasound system

## Investment Highlights

- Disruptive Platform Technology With Strong IP
- Partnership with GE Healthcare (NYSE: GE)
- Executing on Commercialization Strategy
- Experienced Leadership

[1] NDRAU consists of one common share (NDRA) and one 5 year warrant with a $6.25 exercise price (NDRAW). These new tickers are expected to take effect 60 days from May 9th, 2017, subject to change by the underwriters.
[2] Includes costs associated with underwriters' fees and expenses.

ENDRA

# The Medical Imaging Problem

Healthcare providers are forced to trade-off between performance, access and safety

NASDAQ: NDRAU

**CT & MRI**
(like a Data Center)



Many applications

Not broadly available

Expensive ($1M-$3M)

Safety concerns

ENDRA
(like a Smart Phone)



Several advanced **applications**

Ultrasound **access, cost, safety**

**Conventional Ultrasound**
(like a Flip Phone)



Limited applications

Broadly available

Inexpensive (~$100K)

Safe (E.g., no radiation)

# ENDRA's Solution: Thermo Acoustic Enhanced UltraSound (TAEUS™)

Bringing distinct new capabilities to ultrasound and broadening access to healthcare

NASDAQ: NDRAU


MRI
ENDRA
Conventional Ultrasound
Tissue Temperature
Temperature
Temperature
?
Applications
Access
Affordability
Safety
Tissue Composition
Fat
43%
100%
0%
Lean
Fat
?

# Thermo Acoustic Enhanced UltraSound (TAEUS™) Platform

Multiple potential revenue streams to scale the business

NASDAQ: NDRAU



Depiction of TAEUS accessory next to ultrasound system

**Software**: Multiple new applications enabling ultrasound to visualize tissue composition, function and temperature in ways previously possible only on CT-MRI

**Licensing**: TAEUS™ will be built into new ultrasound systems as a value-added feature, similar to Doppler

**Hardware**: Accessory will plug into existing ultrasound systems that are broadly deployed

**Service and disposables**

# ENDRA Technologies

Leveraging IP to pivot ENDRA into the clinical space

**ENDRA Laboratory System: 2010**


ENDRA
Nexus 128+

**Intellectual Property**

**Organic Assets:** 14 U.S. and Int'l.

**Licensed Patents:** 10 U.S. and Int'l.

**ENDRA Clinical System: Expected 2018**



Depiction of TAEUS accessory next to ultrasound system

Near-infrared light + ultrasound

World class customers: Stanford, Univ. Michigan, Jiaotong-Shanghai, Purdue, Univ. Illinois

25 conference and journal publications

RF pulses + ultrasound

Platform: Software, licensing, hardware, service, disposables

# How TAEUS™ Works

Short RF pulses differentiate tissues in concert with ultrasound

NASDAQ: NDRAU


Ultrasound
TAEUS™
Sonic Waves
RF Waves
Sonic Waves
Info: Anatomy
Sonic Waves
Info: Temperature, Composition, etc.
Ultrasound
Lean
Fat
ENDRA overlay

Traditional ultrasound and low energy radio (RF) waves are pulsed into patient

RF energy is absorbed by tissues differently based on water & ion content, creating small sonic waves

Sonic waves are detected by ultrasound equipment

TAEUS™ image is processed and overlaid on ultrasound image

# Addressable Market For ENDRA's Accessory

Large installed base of diagnostic ultrasound systems[1]


Global Installed
Ultrasound Systems
Out Of Scope
Mobile and
prenatal systems
500,000
300,000


Addressable Market[2]
Cart-based non-prenatal systems
50K
U.S
70K
EU
140K
Asia
40K
ROW

**300,000 Addressable Ultrasound Systems x $40K ENDRA Accessory[3] = $12B Market**

[1] Source: GlobalData MediPoint, 2014.

[2] Addressable market for all TAEUS accessory applications, including tissue composition, temperature, vascular and perfusion. Not including licensing opportunity.

[3] Based on our design work and our understanding of the ultrasound accessory market, we intend to price our initial TAEUS liver system at approximately $40,000 to $50,000.

# Ultrasound Technology Evolution

A history of new technologies expanding ultrasound utility and driving M&A activity

NASDAQ: NDRAU

| | 1960 - 2000 | 2000 - 2016 | 2017+ |
|---|---|---|---|
| Tech | Doppler Ultrasound<br>Cardiac imaging<br>3D imaging<br>Contrast agents<br>Color Doppler | Harmonic imaging<br>Elastography<br>CMUT technology<br>Miniaturization<br>4D | ENDRA<br>Tissue Composition<br>Tissue Temperature<br>Tissue Perfusion<br>Vascular Imaging |
| M&A | Siemens / Quantum<br>Philips / ATL $800M<br>GE / Vingmed $244M<br>Siemens / Acuson $500M<br>Philips / Agilent $1.7B | Siemens / Sensant<br>FujiFilm / SonoSite $998M<br>Hitachi / Aloka $315M<br>Samsung / Madyson $262M | Potential Strategic Partners<br>Ultrasound OEMs<br>Veterinary Companies<br>Pharma (NAFLD, cancer)<br>Thermo-ablation OEMs<br>Interventional Cardiology |

# ENDRA's Initial Focus: Non-Alcoholic Fatty Liver Disease (NAFLD)

Global health time bomb. TAEUS provides significant diagnostic & monitoring advantages

NASDAQ: NDRAU


TAEUS™

**1.4 Billion people affected globally**[1]

- Strong drivers: obesity, diabetes, Hep-C, drugs
- Often asymptomatic, needs to be monitored
- Can progress to NASH (inflammation), fibrosis, cirrhosis, cancer
- By 2025, likely the greatest root cause of liver transplants[2] … outstripping supply of livers

**Currently available diagnostic and surveillance tools are impractical & rarely used**: invasive surgical biopsy, expensive MRI

***"The ability to accurately quantify fat in the liver, at the point-of-care with ENDRA's TAEUS ultrasound could be revolutionary"***

- Xiang Jing M.D, Deputy Chairman, Ultrasound Committee, China Medical Association

[1] The LANCET, Vincent Wai-Sun Wong, November 2015

[2] Scientific American, *NAFLD America's Greatest Health Risk of 2015?* Hyder Jamal MD, Feb., 2015

# ENDRA – GE Healthcare Partnership

Focused on early diagnosis of Non-Alcoholic Fatty Liver Disease

NASDAQ: NDRAU


TAEUS™

**#1 Ultrasound Market Leader**

**April 2017: Renewed collaboration agreement**

- ENDRA provides GE with 1 year sales exclusivity on TAEUS liver application
- GE provides technical advice and GE equipment
- GE provides introductions to GE ultrasound customers

***"We believe that ENDRA's technology has the potential to bring significant new capabilities to ultrasound – which aligns well with GE Healthcare's mission of increasing access to high-quality, cost-effective healthcare"*** - Brian McEathron, VP and GM GE Radiology & Vascular Ultrasound

# Liver Disease Diagnostic & Therapy Landscape

ENDRA strategically positioned at forefront of growing focus on liver disease

NASDAQ: NDRAU



NAFLD (fatty liver)
NASH (inflammation)
FIBROSIS (scarring)
DIAGNOSIS
THERAPY
Under $200K
$200K+
PHASE 2
PHASE 3
ENDRA
Surgical Biopsy
Exalenz
Elastography
echosens
SuperSonic imagine
PHILIPS Healthcare
MRI
SIEMENS
$1.5M+
PHILIPS Healthcare
immuron
Bristol-Myers Squibb
GENFIT
TOBIRA
Conatus Pharmaceuticals
Galmed Pharmaceuticals
NuSirt
GILEAD
novo nordisk
Pfizer
Intercept pharmaceuticals
Galectin Therapeutics

Note: Companies listed for purpose of illustrating broad but non-exhaustive 2016 interest in liver disease, and may not reflect companies' strategy or position in 2017

# ENDRA Technology Benefits For Key Stakeholders

6-month payback[1] until dedicated reimbursement secured

| **Potential TAEUS Benefits - Short Term** | Clinician | Patient | Payer |
|---|---|---|---|
| **Earlier detection** through cost-effective screening | ✔ | ✔ | ✔ |
| **Increased utilization** of existing ultrasound, with base of reimbursed procedures[2] | ✔ | | |
| **Cost-avoidance** of CT/MRI: More single-visit diagnoses with inexpensive ultrasound | | ✔ | ✔ |
| **Patient ownership**. Fewer patients referred out (from primary care) to CT & MRI | ✔ | | |
| **Reduced safety risks**: No radiation or contrast agents | | ✔ | |

**TAEUS Reimbursement Strategy – Medium Term**

- Leverage published evidence to influence Advocacy Groups (e.g., American Liver Foundation).
- Advocate for new Guidelines: AIUM, AASLD, National Cancer Care Network, etc.
- Secure Positive Coverage from Medicare and Private payers: CPT code for TAEUS™

[1] Payback estimation assumes $40K ENDRA system divided by $307 base ultrasound procedure reimbursement (Abdominal scan CPT 76705) = 130 patients. 130 patients divided by 5 assumed patients per week = 26 weeks = 6 months payback (or faster with patient out-of-pocket payment)

[2] Sources: American College of Radiology, Federal Register

# ENDRA TAEUS™ Liver Application Roadmap

Estimated timeline for near term clinical data and regulatory clearance

NASDAQ: NDRAU

**2017**

- **Q2**
  - **IPO**
  - **Partnership** renewal (GE)
- **2H**
  - **First IRB* human data**
  - **Initiate IRB* site** for early human data
  - **Kick-off productization of TAEUS device** with w/asset light contract mfg. partner

**2018**

- **1H**
  - **TAEUS liver device** produced
  - **CE clearance** Class-IIa
  - **EU commercial channels ready:** GE, distributors, small ENDRA team
- **2H**
  - **Commercialize** liver device in Europe
  - **U.S. 510K application** Fat vs. lean

**2019**

- **1H**
  - **U.S. 510K clearance** Class-II

**Continually engage strategic partners in liver space:** pharma & device

ENDRA

* IRB: Institutional Review Board. A committee of scientists and non-scientists formally designated to approve, monitor and review biomedical research involving humans.

## Board of Directors

**Sam Gambhir, MD**
Chair of Radiology at Stanford University

**Michael Harsh**
36-year GE veteran & retired CTO GE Healthcare

**Anthony DiGiandomenico**
Co-founder of MDB Capital

**Alex Tokman**
CEO Microvision
10+ years at GE Healthcare

## Management

**Francois Michelon**
**CEO & Chairman**
- 18+ years med-technology experience
- GE Healthcare, Smith & Nephew, Biomet
- MBA, Carnegie-Mellon
- BA, University of Chicago

**Michael Thornton**
**CTO**
- 15+ years healthcare tech
- Founded & sold Enhanced Vision Systems to GE
- MSc Western Ontario
- BASc. Univ. Toronto

**David Wells**
**CFO**
- CFO for 3 public firms
- Founder and CEO of Wells Compliance Group
- MBA, Pepperdine
- BA, Seattle Pacific

## Clinical Advisors

**Jon Rubin MD, PhD**
Professor, Radiology
University of Michigan

**Jing Gao, MD**
Asst.Professor, Radiology
Weill-Cornell Medicine

# Capitalization Table at May 31, 2017*

| | Issued & Outstanding | Fully Diluted |
|---|---|---|
| **Common Shares** | | |
| Shares Issued in IPO | 1,932,000 | 25.8% |
| Existing Shareholders | 1,700,620 | 22.7% |
| Management & Directors | 255,574 | 3.4% |
| Common Shares Outstanding | 3,888,194 | 51.9% |
| **Warrants & Options** | | |
| Warrants Issued in IPO | 2,086,560 | 27.8% |
| Management & Directors | 856,798 | 11.4% |
| Employee Option Pool | 438,633 | 5.8% |
| All Other | 231,280 | 3.1% |
| Warrants & Options Outstanding | 3,613,271 | 48.1% |
| **Fully Diluted Issued & Outstanding** | **7,501,465** | **100.0%** |

* The above cap table includes potentially dilutive securities transactions that occurred in conjunction with the IPO. All shares outstanding numbers include the exercise of the underwriter's overallotment option.

# ENDRA Life Sciences: Investment Summary

NASDAQ: NDRAU

- 24 patent assets. World class team: Stanford, GE Healthcare, Weill-Cornell, Smith & Nephew
- Business model: Scalable platform with licensing, hardware, software, disposables, service
- $12B addressable market for ENDRA's $40K accessory product
- Partnership with #1 global ultrasound market leader
- LIVER Focused on Fatty Liver Disease: 1.4B people affected, no practical diagnostic tools

NASDAQ: NDRAU

ENDRA LIFE SCIENCES

## Contact Us

## Bringing New Capabilities To Ultrasound

**ENDRA Contact**
David Wells
Chief Financial Officer
(734) 997-0464
investors@endrainc.com
www.endrainc.com

**Investor Relations**
MZ Group
Chris Tyson
Managing Director
(949) 491-8235
NDRA@mzgroup.us